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                                                                    EXHIBIT 10.2


                                 AMENDMENT NO. 9

                            Dated as of June 25, 1999

                                       to

                                CREDIT AGREEMENT

                           Dated as of March 12, 1997


                  PENNCORP FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), the lenders signatory to the Credit Agreement referred to below (the "Banks"), the Managing Agents and the Co-Agents named therein (the "Agents") and THE BANK OF NEW YORK, as administrative agent for the Banks (the "Administrative Agent"), hereby agree as follows:

         1. Credit Agreement. (a) Reference is hereby made to the Credit Agreement, dated as of March 12, 1997, among the Company, the Banks, the Agents and the Administrative Agent (as amended, modified or waived prior to the date hereof, the "Credit Agreement"). Terms used in this Amendment (this "Amendment") that are defined in the Credit Agreement and are not otherwise defined herein are used herein with the meanings therein ascribed to them. The Credit Agreement as modified by this Amendment is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

         2. Amendment. Upon and after the Amendment No. 9 Effective Date (as defined below), the Credit Agreement shall be amended as follows:

                  (a) Section 1.01 is hereby amended:

                           (i) to add, in alphabetical order, the following new
definitions:

                  "Amendment No. 9" shall mean Amendment No. 9, dated as of June 25, 1999, to the Agreement.

                  "Amendment No. 9 Effective Date" shall have the meaning ascribed to that term in Amendment No. 9.

                  "Kivex Sale Contract" shall mean the Stock Purchase Agreement Between Allegiance Telecom, Inc. and PennCorp Financial Services, Inc. dated June 11, 1999 in the form attached as Schedule A to Amendment No. 9, as such form may be amended or modified from time to time after the Amendment No. 9 Effective Date, provided that that any such amendment or modification was, in the sound business judgment of the Company and its Board of Directors, in the best interests of the Company, and provided further that any such amendment or modification that reduced the aggregate


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cash consideration of $34,500,000 to be received by the Company was consented to in writing by the Majority Banks; provided further that the net cash proceeds received by the Company and applied to the prepayment of the Loans shall not be less than $22,000,000; provided further that the reductions to the $34,500,000 of aggregate consideration shall be only as described on Schedule B to Amendment No. 9, except that such reductions may be less than the amounts on such Schedule B.

                           (ii) to amend the following existing definitions to
read as follows:

                  "Commitment Stepdown Date" shall mean the Amendment No. 9 Effective Date.

                  "Commitment" shall mean (i) the amount set opposite each Bank's name on the signature pages of Amendment No. 9 under the caption "Initial Commitment" and, on and after the Commitment Stepdown Date, the "Reduced Commitment", or, in the case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's Commitment assigned to such Bank (in either case as the same may be terminated or reduced at any time or from time to time pursuant to Section 2.04, canceled pursuant to Section 9 or increased or reduced at any time or from time to time pursuant to assignments made in accordance with Section 11.06) or (ii) as the context may require, the obligation of each Bank to make RC Loans in an aggregate unpaid principal amount not exceeding such amount.

                  "Kivex Sale" shall mean the sale of Kivex pursuant to the Kivex Sale Contract.

                  "Reduced Commitment" shall mean, as applied to any Bank, the amount at such time of such Bank's Commitment, minus the amount set forth opposite such Bank's name under the caption "Reduction of Commitment" on the signature pages hereof.

                  (b) Section 2.04(b)(iv) of the Credit Agreement shall be amended and restated as follows:

                  "on the Commitment Stepdown Date, the Commitments shall be reduced by the amounts set forth under the caption "Reduction of Commitment" on the signature pages attached to Amendment No. 9;"

                  (c) Section 3.03(c)(ii)(A)(4) of the Credit Agreement shall be amended and restated as follows:

                  "$34,500,000 minus the permitted deductions set forth on Schedule B to Amendment No. 9 but in no event less than $22,000,000."

                  (d) Section 8.01(r) of the Credit Agreement shall be amended and restated in its entirety as follows: "within two Business Days of the Closing, as that term is defined in the Kivex Sale Contract, documentation, in form and substance satisfactory to Ernst & Young LLP, evidencing and accounting for all of the deductions to the aggregate gross cash consideration of $34,500,000.

         3. Waiver. The Banks hereby waive compliance with Section 8.06(c) of the Credit Agreement to the extent that any non-compliance results solely from the sale of Kivex, pursuant to the Kivex Sale Contract.



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         4. Representations and Warranties. In order to induce the Banks to agree to amend the Credit Agreement, the Company hereby represents and warrants as follows:

                  (a) The Company has the power, and has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with its terms this Amendment. This Amendment has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with its respective terms by the Company of this Amendment do not and (absent any change in any Applicable Law or applicable Contract) will not (i) require any Governmental Approval or any other consent or approval, including any consent or approval of the stockholders of the Company, other than Governmental Approvals and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect and, in the case of any such consents or approvals required under any Applicable Law or Contract as in effect on the Amendment No. 9 Effective Date, are listed on
Schedule 3(a) or (ii) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien (other than the Security Interest) upon any assets of any such Person under, (A) any Contract to which any such Person is a party or by which any such Person or any of its properties may be bound or (B) any Applicable Law.

                  (b) The copy of the Kivex Sale Contract attached as Schedule A hereto (i) is in substantially the form approved by the Company's Board of Directors at the meeting of the Board of Directors of the Company held on June 13, 1999, (ii) is in the form to be executed by the parties, and (iii) has not been amended or modified subsequent to its having been furnished to the Administrative Agent and prior to the Amendment No. 9 Effective Date, except by amendments and modifications of which the Banks have been furnished copies.

                  (c) The amount of actual deductions to the net cash proceeds of the Kivex Sale made pursuant to items numbered one through five on Schedule B to this Amendment No. 9 were each required to be made by the written instruction of the Applicable Regulatory Insurance Authority.

                  (d) Each of the foregoing representations and warranties shall constitute representations and warranties subject to Section 9(d) of the Credit Agreement and shall be made at and as of the Amendment No. 9 Effective Date.

         5. Conditions to Effectiveness; Amendment No. 9 Effective Date. This Amendment No. 9 shall be effective as of the date first written above, but shall not become effective as of such date until the time (such time, the "Amendment No. 9 Effective Date") as:

                  (a) this Amendment No. 9 has been executed and delivered by the Company, each of the Banks and the Administrative Agent;

                  (b) the Closing, as that term is defined in the Kivex Sale Contract shall have occurred on or before June 30, 1999;



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                  (c) the Buyer, as that term is defined in the Kivex Sale
Contract, shall have transferred by wire transfer at least $22,000,000 to a specified account at The Bank of New York;

                  (d) the Company has paid to the Administrative Agent for the account of each Bank a non-refundable fee in an amount equal to 0.125% of such Bank's Commitment; and

                  (e) all amounts payable pursuant to Section 11.03 of the Credit Agreement for which invoices have been delivered to the Company on or prior to such date, have been paid in full.

         6. Governing Law. This Amendment No. 9 shall be governed by, and construed in accordance with, the law of the State of New York.

         7. Counterparts. This Amendment No. 9 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment No. 9 by signing any such counterpart.


                 [REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]




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             IN WITNESS WHEREOF, the parties hereto have caused this Amendment
No. 9 to be duly executed as of the day and year first above written. Execution and delivery by the Banks of this Amendment No. 9 shall constitute their consent to the execution and delivery of the Kivex Sale Contract required by the Credit Agreement.

                                PENNCORP FINANCIAL GROUP, INC.


                                By:  /s/ KEITH A. MAIB
                                     Name: Keith A. Maib
                                     Title: President and CEO


                                THE BANK OF NEW YORK, as
                                  Administrative Agent, Collateral Agent and
                                   as a Bank
                                $28,617,777.84 Initial Commitment
                                $   522,222.22 Reduction of Commitment


                                By:  /s/ PETER W. HELT
                                     Name: Peter W. Helt
                                     Title: Vice President


                                THE CHASE MANHATTAN BANK, as a Managing
                                  Agent and as a Bank
                                $25,573,333.33 Initial Commitment
                                $   466,666.67 Reduction of Commitment

                                By:  /s/ LAWRENCE M. KARP
                                     Name: Lawrence M. Karp
                                     Title: Vice President


                                THE FIRST NATIONAL BANK OF CHICAGO,
                                  as a Managing Agent and as a Bank
                                $25,573,333.33 Initial Commitment
                                $   466,666.67 Reduction of Commitment

                                By:  /s/ RICHARD A. PETERSON
                                     Name: Richard A. Peterson
                                     Title: First Vice President


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                                NATIONSBANK, N.A., as a Managing
                                  Agent and as a Bank
                                $25,573,333.33 Initial Commitment
                                $   466,666.67 Reduction of Commitment


                                By:  /s/ WILLIAM E. LIVINGSTONE, IV
                                     Name: William E. Livingstone, IV
                                     Title: Managing Director


                                FLEET NATIONAL BANK, as a
                                  Co-Agent  and as a Bank
                                $28,008,888.88 Initial Commitment
                                $   511,111.11 Reduction of Commitment


                                By:  /s/ DONALD R. NICHOLSON
                                     Name: Donald R. Nicholson
                                     Title: Senior Vice President


                                MELLON BANK, N.A., as a Co-Agent
                                  and as a Bank
                                $21,920,000.00 Initial Commitment
                                $   400,000.00 Reduction of Commitment


                                By:  /s/ GARY A. SAUL
                                     Name: Gary A. Saul
                                     Title: Vice President


                                BANK OF MONTREAL, as a Co-Agent
                                  and as a Bank
                                $18,266,666.67 Initial Commitment
                                $   333,333.33 Reduction of Commitment


                                By:  /s/ THOMAS E. McGRAW
                                     Name: Thomas E. McGraw
                                     Title: Director


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                                CIBC INC., as a Co-Agent and as a Bank
                                $18,266,666.67 Initial Commitment
                                $   333,333.33 Reduction of Commitment


                                By:  /s/ GERALD GIRARDI
                                     Name:  Gerald Girardi
                                     Title: Executive Director
                                            CIBC World Markets Corp., As Agent


                                DRESDNER BANK AG, NEW YORK AND
                                  GRAND CAYMAN BRANCHES, as a Co-Agent
                                  and as a Bank
                                $18,266,666.67 Initial Commitment
                                $   333,333.33 Reduction of Commitment


                                By:  /s/ LISA KIM-CANTELLO
                                     Name: Lisa Kim-Cantello
                                     Title: Vice President


                                By:  /s/ GEORGE T. FERGUSON, IV
                                     Name: George T. Ferguson, IV
                                     Title: Assistant Vice President

                                SUNTRUST BANK, CENTRAL FLORIDA
                                  NATIONAL ASSOCIATION
                                $12,177,777.76 Initial Commitment
                                $   222,222.22 Reduction of Commitment


                                By:  /s/ DARRYL J. WEAVER
                                     Name: Darryl J. Weaver
                                     Title: Vice President


                                FIRST UNION NATIONAL BANK
                                $12,177,777.76 Initial Commitment
                                $   222,222.22 Reduction of Commitment


                                By:  /s/ THOMAS L. STITCHBERRY
                                     Name: Thomas l. Stitchberry
                                     Title: Senior Vice President


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                                BANK ONE TEXAS, NA
                                $12,177,777.77 Initial Commitment
                                $   222,222.22 Reduction of Commitment


                                By:  /s/ RICHARD A. PETERSON
                                     Name:    Richard A. Peterson
                                     Title: Officer

                                BEAR STEARNS & CO., INC.
                                $21,311,111.10 Initial Commitment
                                $   388,888.89 Reduction of Commitment


                                By:  /s/ GREGORY A. HANLEY
                                     Name: Gregory A. Hanley
                                     Title: Senior Managing Director

                                SG COWEN SECURITIES CORPORATION
                                $3,044,444.44 Initial Commitment
                                $   55,555.56 Reduction of Commitment


                                By:  /s/ MICHAEL J. GELBLAT
                                     Name: Michael J. Gelblat
                                     Title: Director


                                ING (U.S.) CAPITAL CORPORATION
                                $3,044,444.44 Initial Commitment
                                $   55,555.56 Reduction of Commitment


                                By:  /s/ MARY FORSTNER
                                     Name: Mary Forstner
                                     Title: Senior Associate